UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2021

NORTHERN GENESIS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39451	85-2097939
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

816-514-0324
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	NGA.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGA	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Northern Genesis Acquisition Corp. (the “Company” or “Northern Genesis”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on August 18, 2020 (“Final Prospectus”).

On April 20, 2021, Management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous audited balance sheet related to its IPO dated August 20, 2020, its quarterly unaudited financial statements for the period ended September 30, 2020 and its audited financial statements for the year ended December 31, 2020 (the “Affected Periods”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. . The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, the Company concluded the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which the Company should record the warrants as liabilities on the Company's balance sheet. The Company has discussed this approach with its independent registered public accounting firm, Marcum LLP, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 9, 2021 (“Amended 10-K”) reflecting this reclassification of the warrants for the Affected Periods. The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of the warrants and file the Amended 10-K as soon as practicable. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

On a preliminary unaudited basis, the accounting for warrants as a derivative liability is expected to result in the changes set forth in the tables below to the financial results reported in the Affected Periods.

	As
	Previously		As
	Reported	Adjustments	Restated
		(Unaudited)

Balance sheet as of August 20, 2020
Warrant Liability	$—	$32,475,569	$32,475,569
Common Stock Subject to Possible Redemption	285,817,300	(32,475,569)	253,341,731
Common Stock	1,004	325	1,329
Additional Paid-in Capital	5,000,015	(325)	4,999,690

Balance sheet as of September 30, 2020
Warrant Liability	$—	$33,198,921	$33,198,921
Common Stock Subject to Possible Redemption	304,465,469	(33,198,921)	271,266,548
Common Stock	949	332	1,281
Additional Paid-in Capital	5,124,471	723,020	5,847,491
(Accumulated Deficit)/Retained Earnings	(125,414)	(723,352)	848,766

Period from May 27, 2020 (inception) to September 30, 2020
Change in fair value of warrant liability	$—	$723,352	$723,352
Net (loss) income	(125,414)	(723,352)	(848,766)

Balance sheet as of December 31, 2020
Warrant Liability	$—	$147,602,681	$147,602,681
Common Stock Subject to Possible Redemption	303,078,515	(147,602,681)	155,475,834
Common Stock	963	1,476	2,439
Additional Paid-in Capital	6,511,411	115,125,636	121,637,047
Accumulated Deficit	(1,512,369)	(115,127,112)	(116,639,481)

Period from May 27, 2020 (inception) to December 31, 2020
Change in fair value of warrant liability	$—	$115,127,112	$115,127,112
Net loss	(1,512,369)	(115,127,112)	(116,639,481)
Basic and diluted net loss per share, non-redeemable common stock	(0.18)	(13.24)	(13.42)

Item 8.01. Other Events.

A special meeting of the Company’s stockholders has been and is still scheduled to occur on Friday, April 23, 2021 at 10:00 a.m. Eastern for stockholders’ consideration of the Company’s initial business combination and the other proposals described in its definitive proxy statement mailed to stockholders on or about March 24, 2021. As noted above, the terms and quantum of the warrants and all other securities issued by the Company have not changed and the restatement is not indicative of any change in management’s expectations regarding the business prospects for the Company. The restatement is required for alignment with the SEC’s Public Statement and would be undertaken regardless of the completion of the business combination. For those and other reasons, the Company does not believe the restatement should materially impact its stockholders’ consideration of the business combination proposal and other proposals to be considered and voted upon at the meeting.

Important Information and Where to Find It

In connection with the proposed business combination, Lion Electric filed a registration statement on Form F-4 with the SEC that was declared effective on March 24, 2021 (the “Registration Statement”), which includes a proxy statement of Northern Genesis and a prospectus of Lion Electric. The Registration Statement has been declared effective by the SEC and the definitive proxy statement/prospectus has been mailed out to Northern Genesis’ stockholders. Investors and security holders of Northern Genesis and other interested parties are urged to read the Registration Statement and the definitive proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), any amendments to the foregoing, and any other documents filed with the SEC, when available, because they will contain important information about Lion Electric, Northern Genesis and the proposed business combination. Investors and security holders of Northern Genesis may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Northern Genesis and Lion Electric through the website maintained by the SEC at www.sec.gov or by directing a request to: Northern Genesis Acquisition Corp., 4801 Main Street, Suite 1000, Kansas City, MO 64112 or (816) 514-0324. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Genesis and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Northern Genesis’ stockholders in respect of the proposed business combination. Lion Electric and its officers and directors may also be deemed participants in such solicitation. Information regarding Northern Genesis’ directors and executive officers is available under the heading “Directors and Executive Officers” in its Annual Report on Form 10-K which was filed with the SEC on March 9, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of their stockholders generally, are contained in the Joint Proxy Statement/Prospectus and will be contained in other relevant materials to be filed with the SEC in connection with the proposed business combination when they become available. Stockholders, potential investors and other interested persons should read the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. No offer of securities, other than with respect to the concurrent private placement of Lion shares as described in the Registration Statement, shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release constitute “forward-looking statements” (which shall include forward-looking information within the meaning of Canadian securities laws) within the meaning of Section 27A of the Securities Act. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “potential,” “seem,” “seek,” “future,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the transaction, including with respect to timing and closing thereof and the ability to consummate the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Lion Electric’s and Northern Genesis’ management and are not predictions of actual performance. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lion Electric and Northern Genesis, and are based on a number of assumptions, as well as other factors that Lion Electric and Northern Genesis believe are appropriate and reasonable in the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct or that the Lion Electric’s vision, business, objectives, plans and strategies will be achieved. Many risks and uncertainties could cause Lion Electric’s actual results, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including those factors discussed in the Registration Statement and Joint Proxy Statement/Prospectus, as well as other documents filed or to be filed by Lion Electric or Northern Genesis in accordance with applicable securities laws. These factors are not intended to represent a complete list of the factors that could affect Northern Genesis or Lion Electric, and there may be additional risks that neither Northern Genesis nor Lion Electric presently know or that Northern Genesis and Lion Electric currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Genesis’ and Lion Electric’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Genesis and Lion Electric anticipate that subsequent events and developments will cause their respective assessments to change. However, while Northern Genesis and Lion Electric may elect to update these forward-looking statements at some point in the future, Northern Genesis and Lion Electric have no intention and undertake no obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing Northern Genesis’ and Lion Electric’s assessments as of any date subsequent to the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 20, 2021

NORTHERN GENESIS ACQUISITION CORP.

	By:	/s/ Ken Manget
		Name:	Ken Manget
		Title:	Chief Financial Officer

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